UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒        Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under to §240.14a-12

GLADSTONE CAPITAL CORPORATION

(Name of Registrant as Specified In Its Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box)

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

GLADSTONE CAPITAL CORPORATION

1521 Westbranch Drive, Suite 100, McLean, Virginia 22102

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON FEBRUARY 6, 2025

To the Stockholders of Gladstone Capital Corporation:

Notice Is Hereby Given that the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Gladstone Capital Corporation, a Maryland corporation, will be held on Thursday, February 6, 2025, at 11:00 a.m. Eastern Time. The Annual Meeting will be a completely “virtual meeting.” You will be able to attend the meeting, as well as vote and submit your questions during the live webcast of the meeting, by visiting www.virtualshareholdermeeting.com/GLAD2025 and entering the company number and control number included on your proxy card or in the instructions that accompany your proxy materials.

At the Annual Meeting, you will be asked to consider and vote upon the following proposals:

(1)

To elect two directors, John H. Outland and David Gladstone, to be elected by the holders of common stock and preferred stock, voting together as a single class, to serve until the 2028 Annual Meeting of Stockholders and until his successor is elected and qualified; and

(2)

To ratify the selection by the Audit Committee of our Board of Directors of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending September 30, 2025.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

We intend to mail these materials on or about December 20, 2024 to all stockholders of record entitled to vote at the Annual Meeting. Our Board of Directors has fixed the close of business on Friday, December 6, 2024 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournment or postponement thereof.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be

held on Thursday, February 6, 2025 at 11:00 a.m. Eastern Time, virtually, in a live webcast at www.virtualshareholdermeeting.com/GLAD2025.

The Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended September 30, 2024 are also available at www.proxyvote.com.

By Order of the Board of Directors

Michael LiCalsi
General Counsel and Secretary

McLean, Virginia

December 20, 2024

ALL OF OUR STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING VIA WEBCAST. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE, SUBMIT YOUR PROXY ELECTRONICALLY VIA THE INTERNET, OR VOTE BY PROXY OVER THE TELEPHONE, AS INSTRUCTED IN THESE MATERIALS. SUBMITTING YOUR PROXY OR VOTING INSTRUCTIONS PROMPTLY WILL ASSIST US IN REDUCING THE EXPENSES OF ADDITIONAL PROXY SOLICITATION, BUT IT WILL NOT AFFECT YOUR RIGHT TO VOTE IF YOU ATTEND THE ANNUAL MEETING (AND, IF YOU ARE NOT A STOCKHOLDER OF RECORD, YOU HAVE OBTAINED A LEGAL PROXY FROM THE BANK, BROKER, TRUSTEE OR OTHER NOMINEE THAT HOLDS YOUR SHARES GIVING YOU THE RIGHT TO VOTE THE SHARES AT THE ANNUAL MEETING).

GLADSTONE CAPITAL CORPORATION

1521 Westbranch Drive, Suite 100, McLean, Virginia 22102

PROXY STATEMENT

FOR THE 2025 ANNUAL MEETING OF STOCKHOLDERS

To Be Held On February 6, 2025

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Why am I receiving these materials?

We have sent you this Proxy Statement and the enclosed proxy card because the board of directors (the “Board”) of Gladstone Capital Corporation (“we,” “us,” or the “Company”) is soliciting your proxy to vote at the 2025 Annual Meeting of Stockholders (the “meeting” or “annual meeting”), including adjournments or postponements thereof, if any. You are invited to attend the annual meeting to vote on the proposals described in this Proxy Statement, which meeting will take place through a live webcast by visiting www.virtualshareholdermeeting.com/GLAD2025. However, you do not need to attend the meeting through the webcast to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card, or follow the instructions below to vote by proxy over the telephone or through the Internet prior to the annual meeting.

We intend to mail these materials on or about December 20, 2024 to all stockholders of record entitled to vote at the annual meeting.

YOUR VOTE IS IMPORTANT.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE PROMPTLY VOTE YOUR SHARES EITHER BY MAIL, BY TELEPHONE, OR THROUGH THE INTERNET.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON FEBRUARY 6, 2025:

The Notice of Annual Meeting, this Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended September 30, 2024 are available at the following Internet address: www.proxyvote.com.

How can I attend the annual meeting?

The meeting will be held on Thursday, February 6, 2025, at 11:00 a.m. Eastern Time, virtually, in a live webcast on the website www.virtualshareholdermeeting.com/GLAD2025 where you will be able to vote your shares during the meeting and submit any questions. You will need to enter the company number and the control number included on your proxy card or in the instructions that accompany your proxy materials to enter the meeting.

Who can vote at the annual meeting?

Only holders of record of our common stock and preferred stock at the close of business on December 6, 2024 will be entitled to vote at the annual meeting. On the record date, there were 22,329,852 shares of common stock and 448,725 shares of preferred stock outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If at the close of business on December 6, 2024, your shares were registered directly in your name with our transfer agent, Computershare, Inc., then you are a stockholder of record. As a stockholder of record, you may vote at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy card or vote by proxy over the telephone or through the Internet as instructed below to ensure your vote is counted.

Beneficial Owner: Shares Held in the Name of a Broker, Bank, Nominee, or other Similar Organization

If at the close of business on December 6, 2024, your shares were held, not in your name, but in an account at a brokerage firm, bank, dealer, or other similar organization or nominee (collectively, a “Brokerage Firm”), then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that Brokerage Firm because the Brokerage Firm holding your account or its nominee is considered to be the stockholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct your Brokerage Firm regarding how to vote the shares in your account. You are also invited to attend the annual meeting via live webcast on the website: www.virtualshareholdermeeting.com/GLAD2025. However, since you are not the stockholder of record, you may not vote your shares at the meeting unless you request and obtain a valid proxy from your Brokerage Firm.

What am I voting on?

There are two matters scheduled for a vote:

1.

Proposal 1, to elect two directors, John H. Outland and David Gladstone, to be elected by the holders of common stock and preferred stock, voting together as a single class, to serve until the 2028 Annual Meeting of Stockholders and until his successor is elected and qualified; and

2.

Proposal 2, to ratify the selection by the Audit Committee of our Board (the “Audit Committee”) of PricewaterhouseCoopers LLP (“PwC”) as our independent registered public accounting firm for our fiscal year ending September 30, 2025.

How do I vote?

For Proposal 1, you may either vote “FOR ALL” nominees for directors of our Board, “WITHHOLD ALL,” meaning that you do not vote for any nominee for director, or you may vote “FOR

ALL EXCEPT,” meaning that you vote for all nominees for director except any nominee you specify. For Proposal 2, you may vote “FOR” or “AGAINST” or “ABSTAIN” from voting. The procedures for voting are as follows:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote at the annual meeting, vote by proxy using the enclosed proxy card and return envelope, or vote by proxy over the telephone or through the Internet. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting via webcast and vote in person, even if you have already voted by proxy.

•

To vote virtually during the live webcast of the annual meeting, please follow the instructions for attending and voting at the annual meeting posted at www.virtualshareholdermeeting.com/GLAD2025. You will need the company number and control number included on the enclosed proxy card. All votes must be received by the inspectors of election appointed for the meeting before the polls close at the annual meeting.

•

To vote using the enclosed proxy card, simply complete, sign, date, and return it promptly in the envelope provided. To be counted, we must receive your signed proxy card by 11:59 p.m. Eastern Time on February 5, 2025, the day prior to the annual meeting.

•

To vote by proxy over the telephone, dial toll-free, 1-800-690-6903, using a touch-tone phone and follow the recorded instructions. You will be asked to provide the company number and control number included on the enclosed proxy card. To be counted, we must receive your vote by 11:59 p.m. Eastern Time on February 5, 2025, the day prior to the annual meeting.

•

To vote by proxy through the Internet, go to www.proxyvote.com to complete an electronic proxy card. You will be asked to provide the company number and control number included on the enclosed proxy card. To be counted, we must receive your vote by 11:59 p.m. Eastern Time on February 5, 2025, the day prior to the annual meeting.

Beneficial Owner: Shares Held in the Name of Broker, Bank, Nominee, or other Similar Organization

If you are a beneficial owner of shares registered in the name of your Brokerage Firm, you should have received a proxy card and voting instructions with these proxy materials from that organization, rather than from us. Simply follow the instructions provided by your Brokerage Firm to ensure that your vote is counted. To vote virtually during the live webcast of the annual meeting, you must obtain a valid proxy from your Brokerage Firm. Follow the instructions from your Brokerage Firm, included with these proxy materials, or contact your Brokerage Firm to request a proxy form.

How many votes do I have?

On all matters that properly come before the annual meeting, you have one vote for each share of common stock and preferred stock that you owned as of the close of business on December 6, 2024.

How are votes counted?

Votes will be counted by the inspectors of election appointed for the annual meeting, who will separately count “FOR ALL,” “WITHHOLD ALL,” and “FOR ALL EXCEPT” for the election of directors and, with respect to proposals other than the election of directors, “FOR,” “AGAINST” and “ABSTAIN” votes. The effects of abstentions and broker non-votes on each proposal are described below under the question “How many votes are needed to approve each proposal?” We expect that Nicole Schaltenbrand, our chief financial officer and treasurer, and Michael LiCalsi, our general counsel and secretary, will be appointed as the inspectors of election.

How many votes are needed to approve each proposal?

Vote Required

Proposal 1—Election of Directors. Each of John H. Outland and David Gladstone must be elected by a plurality of votes cast at the annual meeting by holders of our outstanding common stock and preferred stock, voting together as a single class. Only votes “FOR” a particular nominee for director will affect the outcome of the election of such nominee. Under a plurality vote standard, the nominees that receive the highest number of votes cast will be elected regardless of whether they receive a majority of votes cast. Broker non-votes and withheld votes will not be counted as votes cast with respect to the proposal and will have no effect on the outcome of such proposal; however, they will be counted towards the quorum requirement.

Proposal 2—Ratification of our independent registered public accounting firm. The affirmative vote of a majority of the votes cast by holders of common stock and preferred stock, voting together as a single class, at the annual meeting is required to ratify the Audit Committee’s selection of PwC as our independent registered public accounting firm for the fiscal year ending September 30, 2025. Abstentions will not be counted as votes cast for this proposal; however, they will be counted towards the quorum requirement.

What are “broker non-votes”?

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. In the event that a broker, bank, or other agent indicates on a proxy that it does not have discretionary authority to vote certain shares on a non-routine proposal, then those shares will be treated as broker non-votes.

Because it is a non-routine proposal, your broker, bank or other agent is not entitled to vote your shares without your instructions with respect to Proposal 1 (election of directors). However, Proposal 2 (ratification of the appointment of PwC) is a routine proposal and your broker, bank or other agent may vote your shares with respect to Proposal 2 even if it does not receive instructions from you.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if a majority of all of our outstanding shares of common stock and preferred stock are represented by stockholders present at the meeting or by proxy. On the record date there were 22,329,852 shares of common stock and 448,725 shares of preferred stock outstanding and entitled to vote. Thus, 11,389,289 shares must be represented by stockholders present at the meeting or by proxy to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your Brokerage Firm or other nominee) or if you vote in person at the meeting. Withhold votes, abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the stockholders present and entitled to vote at the meeting may adjourn the meeting to another date.

What if I return a proxy card but do not make specific choices?

If you return a signed and dated proxy card, or otherwise vote by proxy without making any voting selections, your shares will be voted “FOR ALL” nominees for director in Proposal 1 and “FOR” Proposal 2. If any other matter is properly presented at the meeting, your proxy holder (one of the individuals named on the enclosed proxy card) will vote your shares using his or her best judgment.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the meeting. If you wish to revoke your proxy after 11:59 p.m. Eastern Time on February 5, 2025, you may only do so at the annual meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

•	You may submit another properly completed proxy card with a later date specified thereon.

•	You may grant a subsequent proxy by telephone or through the Internet through www.proxyvote.com on a later date.

•	You may send a timely written notice that you are revoking your proxy to our secretary at 1521 Westbranch Drive, Suite 100, McLean, Virginia 22102.

•	You may attend the annual meeting and vote virtually during the live webcast. Simply attending the meeting will not, by itself, revoke your proxy.

If your shares are held by your Brokerage Firm, you should follow the instructions provided by your broker or bank.

What does it mean if I receive more than one set of proxy materials?

If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts at your Brokerage Firm(s). Please follow the voting instructions on the proxy cards in each set of the proxy materials to ensure that all of your shares are voted.

How can I find out the results of the voting at the annual meeting?

Preliminary voting results will be announced at the annual meeting. Final voting results will be published in a Current Report on Form 8-K that we expect to file with the U.S. Securities and Exchange Commission (“SEC”) within four business days after the annual meeting. If final voting results are not available to us to timely file a Form 8-K, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

When are stockholder proposals due for next year’s annual meeting?

We will consider for inclusion in our proxy materials for the 2026 annual meeting proposals that we receive no later than August 22, 2025 and that comply with all applicable requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the “1934 Act”), and our bylaws, as amended (“Bylaws”). Stockholders must submit their proposals to our secretary at 1521 Westbranch Drive, Suite 100, McLean, Virginia 22102.

In addition, any stockholder who wishes to propose a nominee to our Board or propose any other business to be considered by the stockholders (other than a stockholder proposal to be included in our proxy materials pursuant to Rule 14a-8 of the 1934 Act) must comply with the advance notice provisions and other requirements of Article II, Section 4(b) of our Bylaws, a copy of which is on file with the SEC and may be obtained without charge from our secretary upon request.

These notice provisions require that nominations of persons for election to our Board and proposals of business to be considered by the stockholders for the 2026 annual meeting must be made in writing and submitted to our secretary at the address above no earlier than November 8, 2025 (90 days before the first anniversary of our 2025 Annual Meeting) and no later than December 8, 2025 (60 days before the first anniversary of the 2025 Annual Meeting). You are also advised to review our Bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.

Who is paying for this proxy solicitation?

Gladstone Capital Corporation will bear the cost of solicitation of proxies, including preparation, assembly, printing and mailing of this Proxy Statement, the proxy card and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and other custodians holding in their names shares of our common stock or preferred stock beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners of our common stock or preferred stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, electronic mail or personal solicitation by directors, officers or other regular employees of Gladstone Management Corporation, our investment adviser (the “Adviser”), or Gladstone Administration, LLC (the “Administrator”). No additional compensation will be paid to directors, officers or other regular employees for such services. In addition to these written proxy materials, our officers and directors may also solicit proxies in person, by telephone or by other means of communication; however, our officers and directors will not be paid any additional compensation for soliciting proxies. We may also reimburse Brokerage Firms and other agents for the cost of forwarding proxy materials to beneficial owners and obtaining your voting instructions.

What proxy materials are available on the Internet?

The Notice of the Annual Meeting, Proxy Statement and Annual Report on Form 10-K for the year ended September 30, 2024 is also available at www.proxyvote.com.

PROPOSAL 1

ELECTION OF DIRECTORS

Our Board is divided into three classes, with staggered three-year terms. Currently our Board is comprised of seven directors, five of whom are independent.

The Company’s Ethics, Nominating & Corporate Governance Committee (the “Ethics Committee”) nominated two incumbent directors to stand for re-election: John H. Outland, an independent director, and David Gladstone, an interested director. Proxies cannot be voted for a greater number of persons than the number of nominees named. If elected at the annual meeting, each nominee would serve until the 2028 annual meeting and until his successor is elected and qualified, or, if sooner, until his death, resignation or removal.

Each director is elected by a plurality of the votes cast at the annual meeting. Shares represented by executed proxies will be voted, if the authority to do so is not withheld, for the election of the two nominees. In the event that any of the nominees should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominees as management may propose. Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unable to serve.

Holders of preferred stock are entitled, as a class, to the exclusion of the holders of all other classes of stock, to elect two directors (regardless of the total number of directors serving on our Board). Michela A. English and Anthony W. Parker have been designated as the preferred directors and each is serving a term that expires at the 2026 annual meeting, thus neither of the two preferred directorships is up for election at this year’s annual meeting.

We encourage all of our directors and nominees for director to attend the annual meeting; however, attendance is not required. None of our directors attended the 2024 Annual Meeting of Stockholders.

Set forth below is biographical information for each person nominated, each person whose term of office as a director will continue after the annual meeting, each executive officer and certain other officers who are not also directors.

Nominees for a Three-Year Term to Expire at the 2028 Annual Meeting of Stockholders

Name, Address, and Age	Position(s) Held With Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Director During the Past Five Years
Independent Directors

John H. Outland (79) Gladstone Capital Corporation 1521 Westbranch Drive Suite 100 McLean, Virginia 22102	Director	Term expires at 2025 annual meeting. Director since December 2003.	Private investor since June 2006.	Gladstone Commercial Corporation; Gladstone Land Corporation; Gladstone Investment Corporation; Gladstone Acquisition Corporation; Gladstone Alternative Income Fund

Name, Address, and Age	Position(s) Held With Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Director During the Past Five Years
Interested Director

Davd Gladstone (82)* Gladstone Capital Corporation 1521 Westbranch Drive Suite 100 McLean, Virginia 22102	Chairman of the Board and Chief Executive Officer	Term expires at 2025 annual meeting. Director since our inception in 2001	Founder, Chief Executive Officer and Chairman of the Board since our inception in 2001, of Gladstone Investment Corporation since its inception in 2005, of Gladstone Commercial Corporation since its inception in 2003, of Gladstone Land Corporation since its inception in 1997 and of Gladstone Alternative Income Fund since its inception in 2024. Founder, Chief Executive Officer and Chairman of the Board of our Adviser. Since 2010, Mr. Gladstone also serves on the board of managers of Gladstone Securities, LLC (“Gladstone Securities”), a broker dealer that is an affiliate of the Company. Chief Executive Officer, President, Chief Investment Officer. Chief Executive Officer, President, Chief Investment Officer and Director of Gladstone Acquisition from January 2021 until October 2022.	Gladstone Commercial Corporation; Gladstone Land Corporation; Gladstone Investment Corporation; Gladstone Acquisition Corporation; Gladstone Alternative Income Fund

Directors Continuing in Office Until the 2026 Annual Meeting of Stockholders

Name, Address, and Age	Position(s) Held With Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Director During the Past Five Years
Independent Directors

Michela A. English (74) Gladstone Capital Corporation 1521 Westbranch Drive, Suite 100 McLean, Virginia 22102	Director	Term expires at 2026 annual meeting. Director since June 2002.	Director on multiple non-profit boards.	Gladstone Commercial Corporation; Gladstone Land Corporation; Gladstone Investment Corporation; Gladstone Acquisition Corporation; Gladstone Alternative Income Fund

Anthony W. Parker (79) Gladstone Capital Corporation 1521 Westbranch Drive Suite 100 McLean, Virginia 22102	Director	Term expires at 2026 annual meeting. Director since our inception in 2001.	Founder and former Chairman of the Board of Parker Tide Corp., a federal government contracting company providing human resources, procurement and adjudication services to the federal government, with projects in 12 different states, from 1997 until 2024.	Gladstone Commercial Corporation; Gladstone Land Corporation; Gladstone Investment Corporation; Gladstone Acquisition Corporation; Gladstone Alternative Income Fund

Directors Continuing in Office Until the 2027 Annual Meeting of Stockholders

Name, Address, and Age	Position(s) Held With Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Director During the Past Five Years
Independent Directors

Walter H. Wilkinson, Jr. (78) Gladstone Capital Corporation 1521 Westbranch Drive Suite 100 McLean, Virginia 22102	Director	Term expires at 2027 annual meeting. Director since October 2014.	Founder and former General Partner of Kitty Hawk Capital, a venture capital firm, from its founding in 1980 through 2016.	Gladstone Commercial Corporation; Gladstone Land Corporation; Gladstone Investment Corporation; Gladstone Acquisition Corporation; Gladstone Alternative Income Fund; QORVO, Inc.

Katharine C. Gorka (64) Gladstone Capital Corporation 1521 Westbranch Drive Suite 100 McLean, Virginia 22102	Director	Term expires at 2027 annual meeting. Director since August 2024	President of Threat Knowledge Group, which provides training and expertise on threats to U.S. national security. Chair of the Fairfax County Republican Party. Previously served as a Senior Policy Advisor in the Office of Policy at the U.S. Department of Homeland Security from 2017 until 2020. Press Secretary for U.S. Customs and Border Protection, and from 2020 to 2022. Director for the Civil Society at The Heritage Foundation.	Gladstone Commercial Corporation; Gladstone Land Corporation; Gladstone Investment Corporation; Gladstone Alternative Income Fund

Name, Address, and Age	Position(s) Held With Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Director During the Past Five Years
Interested Director

Paula Novara (55)* Gladstone Capital Corporation 1521 Westbranch Drive Suite 100 McLean, Virginia 22102	Head of Resource Management	Term expires at 2027 annual meeting. Director since 2022	Head of Resource Management since our inception. Head of Human Resources, Facilities & Office Management and IT at Gladstone Land Corporation, Gladstone Investment Corporation, Gladstone Commercial Corporation and Gladstone Alternative Income Fund, since 1997, 2005, 2003 and 2024, respectively.	Gladstone Commercial Corporation; Gladstone Land Corporation; Gladstone Investment Corporation; Gladstone Alternative Income Fund

Executive Officers and Certain Other Officers Who Are Not Directors

Name, Address, and Age	Position(s) Held With Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years
Michael LiCalsi (54) Gladstone Capital Corporation 1521 Westbranch Drive Suite 100 McLean, Virginia 22102	General Counsel and Secretary	General Counsel since October 2009; Secretary since October 2012.	General Counsel for Gladstone Land Corporation, Gladstone Investment Corporation and Gladstone Commercial Corporation since October 2009 and Gladstone Alternative Income Fund since 2024. Secretary of Gladstone Land Corporation, Gladstone Investment Corporation and Gladstone Commercial Corporation since October 2012 and Gladstone Alternative Income Fund since 2024. President of Gladstone Administration, LLC since July 2013. Managing Principal and Chief Legal Officer of Gladstone Securities, LLC and member of its board of managers since 2010.

Name, Address, and Age	Position(s) Held With Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years
Robert L. Marcotte (66) Gladstone Capital Corporation 1521 Westbranch Drive Suite 100 McLean, Virginia 22102	President	President since January 2014.	President since January 2014. Executive Vice President and Co-Head of Asset Management with MCG Capital Corp. from 2007 to December 2013.

Nicole Schaltenbrand (42) Gladstone Capital Corporation 1521 Westbranch Drive Suite 100 McLean, Virginia 22102	Chief Financial Officer; Treasurer	Chief Accounting Officer from November 2015 to March 2016; Chief Financial Officer and Treasurer since March 2016.	Chief Accounting Officer from November 2015 to March 2016; Chief Financial Officer and Treasurer since March 2016. Senior Manager of SEC reporting and accounting policy at National Rural Utilities Cooperative Finance Corporation from May 2012 to November 2015. Senior Audit Manager and other positions within the assurance practice at KPMG LLP from September 2004 through May 2012.

*

Mr. Gladstone and Ms. Novara are interested persons of Gladstone Capital Corporation, within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), due to their positions as officers of the Company, and our Adviser and their employment by our Adviser.

Qualifications of Director Nominees

When considering whether our director nominee has the experience, qualifications, attributes and skills, taken as a whole, to enable our Board to satisfy its oversight responsibilities effectively in light of our operational and organizational structure, the Ethics Committee and our Board focused primarily on the information discussed in each of the individual backgrounds set forth above and on the following particular attributes:

•

Mr. Gladstone was selected to serve as a director on our Board due to the fact that he is our founder and has greater than thirty years of experience in the industry, including his service as our chairman and chief executive officer since our inception.

•	Mr. Outland was selected to serve as an independent director on our Board due to his more than twenty years of experience in the real estate and mortgage industry.

Qualifications of Incumbent Directors Serving Until the 2026 or 2027 Annual Meeting of Stockholders

When considering whether our directors have the experience, qualifications, attributes and skills, taken as a whole, to enable our Board to satisfy its oversight responsibilities effectively in light of our operational and organizational structure, the Ethics Committee and our Board focused primarily on the information discussed in each of the individual backgrounds set forth above and on the following particular attributes:

•	Ms. English was selected due to her greater than twenty years of senior management experience at various corporations and non-profit organizations as well as her past service on our Board since 2002.

•	Ms. Gorka was selected based on her background and experience, including her management expertise and strategic analyses, as well as a diversity of views.

•

Ms. Novara was selected to serve as a director on our Board due to the fact that she has in-depth knowledge of the Company and has been an integral part of the Company’s operations since its inception. Ms. Novara also adds to the Board’s diversity of views.

•

Mr. Parker was selected to serve as an independent director on our Board due to his expertise and experience in the field of corporate taxation as well as his past service on our Board since our inception in 2001. Mr. Parker’s knowledge of corporate tax was instrumental in his appointment to the chairmanship of our Audit Committee.

•

Mr. Wilkinson was selected to serve as an independent director on our Board, and as a nominee for another directorship term, due to his vast experience in various areas of the investment industry as well as his experience in serving on boards of various organizations.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” EACH NAMED NOMINEE FOR DIRECTOR IN PROPOSAL 1.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE

GOVERNANCE

Director Independence

As required under The Nasdaq Stock Market (“Nasdaq”) listing standards, our Board annually determines each director’s independence. The Nasdaq listing standards provide that a director of a business development company is considered to be independent if he or she is not an “interested person” of ours, as defined in Section 2(a)(19) of the 1940 Act. Section 2(a)(19) of the 1940 Act defines an “interested person” to include, among other things, any person who has, or within the last two years had, a material business or professional relationship with us.

Consistent with these considerations, after review of all relevant transactions or relationships between each director, or any of his or her family members, and us, our senior management and our independent registered public accounting firm, our Board has affirmatively determined that the following five directors are independent directors within the meaning of the applicable Nasdaq listing standards: Messrs. Outland, Parker, and Wilkinson and Mses. English and Gorka. In making this determination, our Board found that none of these directors or nominees for director had a material or other disqualifying relationship with us. Mr. Gladstone, the chairman of our Board and our chief executive officer, and Ms. Novara, Head of Resource Management, are not independent directors by virtue of their positions as officers of the Company and our Adviser and their employment by our Adviser.

Diversity

The following table summarizes certain self-identified characteristics of our directors, in accordance with Nasdaq Listing Rules 5605(f) and 5606. Each term used in the table has the meaning given to it in the rule and related instructions. Our current Nasdaq Board Diversity Matrix is also posted on our website at https://www.gladstonecapital.com/investors/corporate-governance/governance-documents.

Gladstone Capital Corporation Board Diversity Matrix
	As of June 1, 2023				As of August 22, 2024
Total Number of Directors	7				8
	Female	Male	Non-Binary	Did not disclose gender	Female	Male	Non-Binary	Did not disclose gender
Part I: Gender Identity
Directors	2	4	0	1	3	4	0	1
Part II: Demographic Information
Asian	0	0	0	0	0	0	0	0
Black or African American	0	0	0	0	0	0	0	0
Hispanic/Latinx	1	0	0	0	1	0	0	0
Native American or Alaskan Native	0	0	0	0	0	0	0	0
Native Hawaiian or Pacific Islander	0	0	0	0	0	0	0	0
White	2	4	0	0	3	4	0	0
Two or more Races	1	0	0	0	1	0	0	0
LGBTQ+	0				0
Did Not Disclose Demographic Background	1				1
Directors who are Military Veterans	4				4

Stockholder Engagement and Outreach

In 2022, our Administrator hired our first Director of Investor Relations and Environmental, Social and Governance (“ESG”), Catherine Gerkis, to lead our Investor Relations and ESG team. Our Investor Relations and ESG team typically conducts stockholder outreach following our annual meeting and periodically throughout the year to engage with stockholders on a variety of corporate governance matters including those matters stockholders identify as important. Following such outreach, any specific issues and the overall scope of stockholder engagement is discussed with the Board at the next quarterly meeting.

Following the 2022 annual meeting season and identification of voting trends at certain of our affiliated funds, our Investor Relations and ESG team engaged with certain of our stockholders and those of our affiliated funds to identify the rationale for voting trends, including “withhold” votes at some of our affiliated funds, and applicable action items. As a result, and as previously disclosed in our Form 8-K filed on October 12, 2022, following the Board’s internal review and assessment, the Board appointed Paula Novara as its first racially/ethnically diverse member in October 2022.

Meetings of the Board of Directors

Our Board met four times during fiscal year 2024. Each Board member attended 75% or more of the aggregate of the meetings during fiscal year 2024 of our Board and of the committees on which he or she served that were held while the director was a member of the Board or such committee, as applicable.

Our independent directors met four times during fiscal year 2024 in regularly scheduled executive sessions, at which only independent directors were present.

Corporate Leadership Structure

Since our inception, Mr. Gladstone has served as chairman of our Board and our chief executive officer. He also served as our president from February 2013 through December 2013. Our Board believes that our chief executive officer is best situated to serve as chairman because he is the director most familiar with our business and industry, and most capable of effectively identifying strategic priorities and leading the discussion and execution of strategy. In addition, Mr. Wilkinson, one of our independent directors, serves as the Lead Independent Director. The Lead Independent Director has the responsibility of presiding at all executive sessions of our independent directors, consulting with the chairman and chief executive officer on Board and committee meeting agendas, acting as a liaison between management and the independent directors and facilitating teamwork and communication between the independent directors and management.

Our Board believes the combined role of chairman and chief executive officer, together with an independent Lead Independent Director, is in the best interest of stockholders because it provides the appropriate balance between strategic development and independent oversight of risk management. In coming to this conclusion, our Board considered the importance of having an interested chairperson that is familiar with our day-to-day management activities, our portfolio companies and the operations of our Adviser. Our Board concluded that the combined role enhances, among other things, our Board’s understanding of our investment portfolio, business, finances and risk management efforts. In addition, our Board believes that Mr. Gladstone’s employment by the Adviser better allows for the efficient mobilization of the Adviser’s resources at our Board’s behest and on its behalf.

Information Regarding Committees of the Board of Directors

The following table identifies our standing committees and their current members and the number of meetings held by each committee during the fiscal year ended September 30, 2024:

Name	Audit	Compensation	Ethics, Nominating and Corporate Governance	Executive	Offering	Valuation
Michela A. English	X
David Gladstone				*X	*X
Katharine C. Gorka			*X
Paula Novara
John H. Outland	X	*X	X			X
Anthony W. Parker	*X			X	X	X
Walter H. Wilkinson, Jr.**		X	X			*X
Meetings Held in 2024	8	4	4	-	-	4

*	Committee Chairperson
**	Lead Independent Director

Below is a description of each committee of our Board. All committees other than the Executive Committee have the authority to engage legal counsel or other experts or consultants as they deem appropriate to carry out their responsibilities. Our Board has determined that each member of the Audit, Compensation and Ethics Committees meets the applicable Nasdaq rules and regulations regarding “independence” of such committees’ members and that each member is free of any relationship that would interfere with his or her individual exercise of independent judgment with regard to us.

Audit Committee

The Audit Committee oversees our corporate accounting and financial reporting process. For this purpose, the Audit Committee performs several functions. It evaluates the performance and assesses the qualifications of the independent registered public accounting firm; determines and approves the engagement of the independent registered public accounting firm; determines whether to retain or terminate the existing independent registered public accounting firm or to appoint and engage a new independent registered public accounting firm; reviews and approves the retention of the independent registered public accounting firm to perform any proposed permissible non-audit services; monitors the rotation of partners of the independent registered public accounting firm on our audit engagement team as required by law; confers with management and the independent registered public accounting firm regarding the effectiveness of internal controls over financial reporting; establishes procedures, as required under applicable law, for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters; and meets to review our annual audited financial statements and quarterly financial statements with management and the independent registered public accounting firm, including reviewing our disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” The Audit Committee has adopted a written charter that is available to stockholders in the Investors section of our website at www.gladstonecapital.com.

Our Board has determined that all members of our Audit Committee are independent (as independence is currently defined in Rules 5605(a)(2) and 5605(c)(2) of the Nasdaq listing standards). No member of the Audit Committee received any compensation from us during the last three fiscal years other than directors’ fees. Our Board has unanimously determined all Audit Committee members are financially literate under current Nasdaq rules and that Messrs. Outland, Parker and Wilkinson and Ms. English each qualifies as an “audit committee financial expert,” as defined in applicable SEC rules. Our Board made a qualitative assessment of the members’ level of knowledge and experience based on a number of factors, including formal education and experience. Messrs. Parker and Outland and Ms. English also served on the audit committees of Gladstone Commercial Corporation, Gladstone Land Corporation and Gladstone Investment Corporation during the last fiscal year. Our board has determined that this simultaneous service did not impair the respective director’s ability to effectively serve on our Audit Committee.

Compensation Committee

The Compensation Committee operates pursuant to a written charter that is available to stockholders in the Investors section of our website at www.gladstonecapital.com. The Compensation Committee conducts periodic reviews of our investment advisory and management agreement with our Adviser (the “Advisory Agreement”) and our administration agreement with our Administrator (the “Administration Agreement”) to evaluate whether the fees paid to our Adviser and our Administrator under the agreements are in the best interests of us and our stockholders. The committee considers in such periodic reviews, among other things, whether the fees paid to our Adviser and our Administrator are reasonable in relation to the nature and quality of services performed and whether the provisions of the Advisory and Administration Agreements are being satisfactorily performed. The Compensation Committee also reviews with management our Compensation Discussion and Analysis to consider whether to recommend that it be included in proxy statements and other filings.

Our Board has determined that all members of our Compensation Committee are independent (as independence is currently defined in Rule 5605(a)(2) of the Nasdaq listing standards). No members of the Compensation Committee received compensation from us during the last fiscal year other than directors’ fees. Messrs. Outland and Wilkinson also serve on the compensation committees of Gladstone Commercial Corporation, Gladstone Land Corporation, Gladstone Investment Corporation and Gladstone Alternative Income Fund. Our Board has determined that this simultaneous service does not impair the respective directors’ ability to effectively serve on our Compensation Committee.

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee ever served as one of our executive officers. Further, none of our executive officers has ever served as a member of the Compensation Committee or as a director of another entity any of whose executive officers served on our Compensation Committee.

Ethics, Nominating and Corporate Governance Committee

The Ethics Committee is responsible for identifying, reviewing and evaluating candidates to serve as our directors (consistent with criteria approved by our Board), reviewing and evaluating incumbent directors, recommending to our Board for selection candidates for election to our Board, making recommendations to our Board regarding the membership of the committees of our Board, assessing the performance of our Board, and developing our corporate governance principles. Our Ethics Committee charter can be found in the Investors section of our website at www.gladstonecapital.com. Each member of the Ethics Committee is independent (as independence is currently defined in Rule 5605(a)(2) of the Nasdaq listing standards).

Information Regarding the Process for Nominating Director Candidates

The Ethics Committee believes that candidates for director should have certain minimum qualifications, including being able to read and understand basic financial statements, being over 21 years of age and having the highest personal integrity and ethics. The Ethics Committee also considers such factors as possessing relevant expertise upon which to be able to offer advice and guidance to management, having sufficient time to devote to our affairs, demonstrated excellence in his or her field, having the ability to exercise sound business judgment and having the commitment to rigorously represent the long-term interests of our stockholders. However, the Ethics Committee retains the right to modify these qualifications from time to time. Candidates for director nominees are reviewed in the context of the current composition of our Board, our operating requirements and the long-term interests of our stockholders.

The Ethics Committee and Board believe that diversity is an important attribute of directors and that our Board should be the culmination of an array of backgrounds and experiences and be capable of articulating a variety of viewpoints. Accordingly, under the Ethics Committee charter, the Ethics Committee considers and discusses diversity in its annual review of the Board and its review of director nominees. Factors considered by the Board in reviewing the diversity on our Board include honesty, loyalty, personal lifestyle, values, disciplines, ethics, age, experience, gender, race, ethnicity, culture, sexual orientation, expertise, background and skills, all in the context of an assessment of the perceived needs of us and our Board at that point in time in order to create and maintain a balance of knowledge, experience and capability that will best serve us and our stockholders. Similarly, upon the occurrence of any vacancy on the Board, the Ethics Committee will actively seek out highly qualified candidates (including female candidates and racially or ethnically diverse candidates) to include in the pool from which an ultimate nominee for director is chosen.

In the case of incumbent directors whose terms of office are set to expire, the Ethics Committee reviews such directors’ overall service to us during their term, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair such directors’ independence. In the case of new director candidates, the Ethics Committee also determines whether such new nominee must be independent for Nasdaq purposes, which determination is based upon applicable Nasdaq listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary. The Ethics Committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The Ethics Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of our Board. The Ethics Committee meets to discuss and consider such candidates’ qualifications and then selects a nominee for recommendation to our Board by majority vote. To date, the Ethics Committee has not paid a fee to any third party to assist in the process of identifying or evaluating director candidates.

Stockholder Recommendation of Director Candidates to the Ethics, Nominating and Corporate Governance Committee

The Ethics Committee will consider director candidates recommended by stockholders. The Ethics Committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether the candidate was recommended by a stockholder or not. Stockholders who wish to recommend individuals for consideration by the Ethics Committee to become nominees for election to our Board may do so by delivering a written recommendation to our secretary at the address set forth on the cover page of this Proxy Statement and containing the information required by our Bylaws.

For nominations for election to our Board to be properly brought before an annual meeting by a stockholder, the stockholder must comply with the advance notice provisions and other requirements of Article II, Section 4 of our Bylaws. These notice provisions require that nominations for directors for the 2026 annual meeting must be received no earlier than November 8, 2025 (90 days before the first anniversary of our 2025 Annual Meeting) and not later than December 8, 2025 (60 days before the first anniversary of the 2025 Annual Meeting).

Submissions must include the full name of the proposed nominee, a description of the proposed nominee’s business experience for at least the previous five years, complete biographical information, a description of the proposed nominee’s qualifications as a director and a representation that the nominating stockholder is a beneficial or record owner of our stock. Any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected. The Ethics Committee has not received or rejected a timely director nominee proposal from a stockholder or stockholders.

Stockholder Communications with the Board of Directors

Our Board has adopted a formal process by which our stockholders may communicate with our Board or any of our directors. Persons interested in communicating their concerns or issues may address correspondence to our Board, to a particular director, or to the independent directors generally, in care of Gladstone Capital Corporation, Attention: Investor Relations, at 1521 Westbranch Drive, Suite 100, McLean, Virginia 22102. This information is also contained in the Investors section of our website at www.gladstonecapital.com.

Code of Ethics

We have adopted a Code of Business Conduct and Ethics (the “Code”) that applies to all of our officers and directors and to the employees of our Adviser and our Administrator. The Ethics Committee reviews, approves and recommends to our Board any changes to the Code. It also reviews any violations of the Code and makes recommendations to our Board on those violations. The Code is available in the Investors section of our website at www.gladstonecapital.com. If we make any substantive amendments to the Code or grant any waiver from a provision of the Code to any executive officer or director, we will promptly disclose the nature of the amendment or waiver on our website.

The Executive Committee

The Executive Committee, which is composed of Messrs. Gladstone (Chairman) and Parker, has the authority to exercise all powers of our Board except for actions that must be taken by a majority of independent directors or the full Board under applicable rules and regulations.

The Offering Committee

The Offering Committee is responsible for assisting our Board in discharging its responsibilities regarding the offering from time to time of our securities. The Offering Committee has all powers of our Board that are necessary or appropriate and may lawfully be delegated to the Offering Committee in connection with an offering of our securities. Our Offering Committee operates pursuant to a written charter, which can be found in the Investors section of our website at www.gladstonecapital.com.

The Valuation Committee

The Valuation Committee is responsible for assisting the Board in determining the fair value of our investment portfolio or other assets in compliance with the 1940 Act and assisting the Board’s compliance with legal and regulatory requirements, as well as risk management, related to valuation. The Valuation Committee operates pursuant to a written charter, which can be found in the Investors section of our website at www.gladstonecapital.com.

Oversight of Risk Management

Since September 2007, Jack Dellafiora has served as our chief compliance officer and, in that position, Mr. Dellafiora directly oversees our enterprise risk management function and reports to our chief executive officer, the Audit Committee and our Board in this capacity. Mr. Dellafiora also serves as chief compliance officer of Gladstone Commercial Corporation, Gladstone Land Corporation, Gladstone Investment Corporation, Gladstone Alternative Income Fund, the Adviser, the Administrator and Gladstone Securities, LLC (“Gladstone Securities”). Mr. Dellafiora also serves as a managing principal of and is on the board of managers of Gladstone Securities In fulfilling his risk management responsibilities, Mr. Dellafiora works closely with our general counsel and other members of senior management including, among others, our chief executive officer, president, chief financial officer, treasurer and chief operating officer.

Our Board, in its entirety, plays an active role in overseeing management of our risks. Our Board regularly reviews information regarding our credit, liquidity and operations, as well as the risks associated with each. Each of the following committees of our Board plays a distinct role with respect to overseeing management of our risks:

•

Audit Committee: Our Audit Committee oversees the management of enterprise risks. To this end, our Audit Committee meets at least quarterly (i) to discuss our risk management guidelines, policies and exposures and (ii) with our independent registered public accounting firm to review our internal control environment and other risk exposures.

•

Compensation Committee: Our Compensation Committee oversees the management of risks relating to the fees paid to our Adviser and Administrator under the Advisory Agreement and the Administration Agreement, respectively. In fulfillment of this duty, the Compensation Committee meets at least annually to review these agreements. In addition, the Compensation Committee reviews the performance of our Adviser and our Administrator to determine whether the fees paid to our Adviser and Administrator were reasonable in relation to the nature and quality of services performed and whether the provisions of the Advisory Agreement and the Administration Agreement were being satisfactorily performed.

•	Ethics, Nominating and Corporate Governance Committee: Our Ethics Committee manages risks associated with the composition and independence of our Board and potential conflicts of interest.

•

Valuation Committee: Our Valuation Committee manages risks associated with valuation of our investment portfolio and other assets. In addition, the Valuation Committee facilitates communication between the Board, our senior and financial management and our independent public accountants related to valuation matters.

While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the committees each report to our Board on a regular basis to apprise our Board regarding the status of remediation efforts of known risks and of any new risks that may have arisen since the previous report.

PROPOSAL 2

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

The Audit Committee of our Board has selected PwC as the Company’s independent registered public accounting firm, which will audit the Company’s financial statements for the fiscal year ending September 30, 2025. The Board has further directed that management submit the selection of PwC as the Company’s independent registered public accounting firm for ratification by the stockholders at the annual meeting. PwC has audited the Company’s financial statements since its fiscal year ended September 30, 2003. Representatives of PwC are expected to be present at the annual meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Neither our Bylaws nor other governing documents or law require stockholder ratification of the selection of PwC as the Company’s independent registered public accounting firm. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain PwC as the Company’s independent registered public accounting firm. Even if the selection is ratified, the Audit Committee, in its discretion and subject to approval by our Board in accordance with the 1940 Act, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

The affirmative vote of a majority of the votes cast at the annual meeting will be required to ratify the selection of PwC. Abstentions and broker non-votes will be considered present and entitled to vote for the purpose of determining whether a quorum exists, although they will not be counted for any purpose in determining whether this matter has been approved.

Independent Registered Public Accounting Firm Fees

The following table represents the aggregate amount of fees capitalized or expensed by the Company for the fiscal years ended September 30, 2024 and September 30, 2023 that were billed by PwC, our principal independent registered public accounting firm.

	2024		2023
Audit Fees	$679,725	(1)	$724,032	(2)
Audit-related Fees	-		-
Tax Fees	-		-
All Other Fees	-		-

Total	$679,725		$724,032

(1)	Includes approximately $46,700 in fees related to our at-the-market offering program, continuous preferred stock offering and an underwritten notes offering.
(2)	Includes approximately $104,032 in fees related to our at-the-market offering program and an underwritten notes offering.

Audit Fees. Audit fees include fees for services that normally would be provided by the accountant in connection with statutory and regulatory filings or engagements and that generally only the independent accountant can provide. In addition to fees for the audit of our annual financial statements and the review of our quarterly financial statements in accordance with generally accepted auditing standards, this category contains fees for comfort letters, statutory audits, consents, and assistance with and review of documents filed with the SEC.

Audit Related Fees. Audit related fees are assurance related services that traditionally are performed by the independent accountant that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These types of assurance services include attest services that are not required by statute or regulation.

Tax Fees. Tax fees include corporate and subsidiary compliance and consulting.

All Other Fees. Fees for other services would include fees for products and services other than the services reported above, including any non-audit fees.

During the fiscal years ended September 30, 2024 and September 30, 2023, the aggregate non-audit fees paid to PwC for services rendered to our Adviser and any entity controlling, controlled by or under common control with our Adviser that provides ongoing services to the Company were $257,681 and $435,610, respectively. These fees were for primarily for tax and compliance services. The Audit Committee has considered whether, and determined that, the rendering of these services to our Adviser and the entities controlling, controlled by or under common control with our Adviser is compatible with maintaining the independent registered public accounting firm’s independence.

Pre-Approval Policies and Procedures

The Audit Committee has adopted a policy and procedures for the pre-approval of audit and non-audit services rendered by our independent registered public accounting firm, PwC. The policy generally pre-approves specified services in the defined categories of audit services, audit-related services, and tax services up to specified amounts. Pre-approval may also be given as part of the Audit Committee’s approval of the scope of the engagement of the independent registered public accounting firm or on an individual explicit case-by-case basis before the independent registered public accounting firm is engaged to provide each service. The pre-approval of services may be delegated to one or more of the Audit Committee’s members, but the decision must be reported to the full Audit Committee at its next scheduled meeting.

The Audit Committee has determined that the rendering of the services other than audit services currently being provided by PwC is compatible with maintaining the independent registered public accounting firm’s independence.

During fiscal years 2024 and 2023, 100% of our audit fees associated with our independent registered public accounting firm were pre-approved by our Audit Committee.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2025.

Report of the Audit Committee of the Board of Directors1

The Audit Committee has reviewed and discussed the Company’s audited financial statements with management and PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm, with and without management present. The Audit Committee included in its review results of the independent registered public accounting firm’s examinations, the Company’s internal controls, and the quality of the Company’s financial reporting. The Audit Committee also reviewed the Company’s procedures and internal control processes designed to ensure full, fair and adequate financial reporting and disclosures, including procedures for certifications by the Company’s chief executive officer and chief financial officer that are required in periodic reports filed by the Company with the Securities and Exchange Commission. The Audit Committee is satisfied that the Company’s internal control system is adequate and that the Company employs appropriate accounting and auditing procedures.

Management represented to the Audit Committee that the Company’s consolidated financial statements for the year ended September 30, 2024 were prepared in accordance with generally accepted accounting principles. The Audit Committee discussed with the independent registered public accounting firm the matters required to be discussed under Auditing Standard No. 1301 (Communications with Audit Committees) as adopted by the Public Company Accounting Oversight Board (“PCAOB”), which addresses communication between audit committees and independent registered public accounting firms. The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the audit committee concerning independence and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence (Communications with Audit Committees). The Audit Committee discussed and reviewed with PricewaterhouseCoopers LLP the Company’s critical accounting policies and practices, internal controls, other material written communications to management, and the scope of PricewaterhouseCoopers LLP’s audit and all fees paid to PricewaterhouseCoopers LLP during the fiscal year. The Audit Committee adopted guidelines requiring review and pre-approval by the Audit Committee of audit and non-audit services performed by PricewaterhouseCoopers LLP for the Company.

The Audit Committee has reviewed and considered the compatibility of PricewaterhouseCoopers LLP’s performance of non-audit services with the maintenance of PricewaterhouseCoopers LLP’s independence as the Company’s independent registered public accounting firm and has concluded that independence has been maintained.

Based on the Audit Committee’s review and discussions referred to above, the Audit Committee recommended to our Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K, for the fiscal year ended September 30, 2024, for filing with the Securities and Exchange Commission. In addition, the Audit Committee has engaged

[1]

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any of our filings under the Securities Act of 1933, as amended (the “1933 Act”), or the 1934 Act, whether made before or after the date hereof and irrespective of any general incorporation language contained in such filing.

PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2025.

Submitted by the Audit Committee

Anthony W. Parker, Chairperson

Michela A. English

John H. Outland

November 7, 2024

SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the ownership of the common stock and preferred stock of the Company as of November 27, 2024, by: (i) each current director; (ii) each of our named executive officers; (iii) all of our executive officers and directors as a group; and (iv) all those known by us to be beneficial owners of more than 5% of our common stock. None of our executive officers or directors own shares of our 6.25% Series A Cumulative Redeemable Preferred Stock (“Preferred Stock”), and, to our knowledge, no person beneficially owns more than 5% of our Preferred Stock. Except as otherwise noted, the address of the individuals below is c/o Gladstone Capital Corporation, 1521 Westbranch Drive, Suite 100, McLean, VA 22102. As of November 27, 2024, no independent director (or his/her immediate family members) owned securities of our Adviser.

Name and Address(1)(2)	Number of Common Shares		Percent of Total Common Shares
Directors:
David Gladstone	598,061	(3)	2.69%
Michela A. English	794	(4)	*
Katharine C. Gorka	-		*
Paula Novara	777		*
John H. Outland	2,292		*
Anthony W. Parker	-		*
Walter H. Wilkinson, Jr.	12,438		*
Named Executive Officers (that are not also Directors):
Nicole Schaltenbrand	2,946	(5)	*
All executive officers and directors as a group (9 persons)(6)	881,018		3.96%

*	Less than 1%
(1)

This table is based upon information supplied by executive officers, directors and principal stockholders. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, we believe that each of the stockholders named in this table has sole voting and sole investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 22,239,852 shares of common stock outstanding on December 6, 2024. No executive officers or directors held shares of our preferred stock as of December 6, 2024, nor was anyone a principal stockholder of our preferred stock on such date.

(2)	Ownership calculated in accordance with Rule 13d-3 of the 1934 Act.
(3)	Includes 93,630 shares and 13,202 shares held indirectly through The Gladstone Companies, Ltd. and Gladstone International Corporation, Ltd., respectively.
(4)	Includes 794 shares that are pledged as collateral in connection with a margin account.
(5)	Includes 566 shares held indirectly by Ms. Schaltenbrand’s spouse.
(6)	There are no employees compensated by the Company. All the employees are compensated by the Adviser and/or Administrator.

The following table sets forth, as of November 27, 2024, the dollar range of equity securities that are beneficially owned by each of our directors in the Company and in both the Company and Gladstone Investment Corporation in the aggregate. Gladstone Investment Corporation is our affiliate and a business development company that is also externally managed by our Adviser. As of November 27, 2024, none of our directors owns any shares of our preferred stock.

Name	Dollar Range of Equity Securities of the Company Owned by Director or Nominee(1)(2)	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Director or Nominee in Family of Investment Companies(1)(2)
Interested Directors:
David Gladstone	Over $100,000	Over $100,000
Paula Novara	$10,000-$50,000	$10,001-$50,000

Independent Directors:
Michela A. English	$10,001-$50,000	$10,001-$50,000
Katharine C. Gorka	None	None
John H. Outland	$50,001-$100,000	Over $100,000
Anthony W. Parker	None	Over $100,000
Walter H. Wilkinson, Jr.	Over $100,000	Over $100,000

(1)	Ownership is calculated in accordance with Rule 16a-1(a)(2) of the 1934 Act.
(2)

The dollar range of equity securities beneficially owned is calculated by multiplying the closing price of the respective class as reported on The Nasdaq Global Select Market as of November 27, 2024, by the number of shares of the respective class so beneficially owned and aggregated accordingly.

Gladstone Commercial Corporation, our affiliate and a real estate investment trust, is also managed by our Adviser. The following table sets forth certain information regarding the ownership of the common and preferred stock of Gladstone Commercial Corporation as of November 27, 2024, by each independent incumbent director and nominee. As of November 27, 2024, none of our independent directors owns any class of stock of Gladstone Commercial Corporation, other than common stock.

Name	Number of Common Shares		Percent of Class of Common Shares	Value of Securities($)(1)
Independent Directors:
Michela A. English	1,761	(2)	*	$31,099
Katharine C. Gorka	-		*	$-
John H. Outland	3,909		*	$69,033
Anthony W. Parker	42,206		*	$745,358
Walter H. Wilkinson, Jr.	13,132		*	$231,911

*	Less than 1%
(1)

Ownership calculated in accordance with Rule 16a-1(a)(2) of the 1934 Act. The value of securities beneficially owned is calculated by multiplying the closing price of the respective class as reported on

The Nasdaq Global Select Market as of November 27, 2024, by the number of shares of the respective class so beneficially owned and aggregated accordingly.
(2)	Includes 1,761 shares that are pledged as collateral in connection with a margin account.

Gladstone Land Corporation, our affiliate and a real estate investment company, is also managed by our Adviser. The following table sets forth certain information regarding the ownership of the common stock of Gladstone Land Corporation as of November 27, 2024, by each independent incumbent director and nominee. As of November 27, 2024, none of our independent directors owns any preferred stock of Gladstone Land Corporation.

Name	Number of Common Shares		Percent of Class of Common Shares	Value of Securities($)(1)
Independent Directors:
Michela A. English	845	(2)	*	$10.199
Katharine C. Gorka	-		*	$-
John H. Outland	2,254		*	$27,206
Anthony W. Parker	6,601		*	$79,674
Walter H. Wilkinson, Jr.	12,382		*	$149,451

*	Less than 1%
(1)

Ownership calculated in accordance with Rule 16a-1(a)(2) of the 1934 Act. The value of securities beneficially owned is calculated by multiplying the closing price of the respective class as reported on The Nasdaq Global Market as of November 27, 2024, by the number of shares of the respective class so beneficially owned and aggregated accordingly.

(2)	Includes 845 shares that are pledged as collateral in connection with a margin account.

Gladstone Alternative Income Fund is a closed-end management investment company that is operated as an interval fund and is also managed by our Adviser. The following table sets forth certain information regarding the ownership of the common shares of beneficial interest of Gladstone Alternative Income Fund as of November 27, 2024, by each independent incumbent director and nominee.

Name	Number of Common Shares	Percent of Class of Common Shares	Value of Securities($)(1)
Independent Directors:
Michela A. English	-	*	$-
Katharine C. Gorka	-	*	$-
John H. Outland	-	*	$-
Anthony W. Parker	-	*	$-
Walter H. Wilkinson, Jr.	-	*	$-

*	Less than 1%
(1)

Ownership calculated in accordance with Rule 16a-1(a)(2) of the 1934 Act. The value of securities beneficially owned is calculated by multiplying the net asset value of common shares of beneficial interest by the number of shares of the respective class so beneficially owned and aggregated accordingly.

Insider Trading Policy

The Company has adopted a Code of Ethics that, among other things, prohibits directors, officers and other employees of Gladstone Land Corporation, Gladstone Commercial Corporation, Gladstone Investment Corporation or Gladstone Alternative Income Fund (collectively, with the Company, the “Funds”), the Company, the Administrator or the Adviser, including such persons’ immediate family members, from entering into a short sale transaction or trading in options (including puts and calls), warrants, convertible securities, appreciation rights or other derivative securities, with respect to the Company’s securities (or securities of the Funds) or use any other derivative transaction or instrument to take a short position in respect of such Fund’s securities.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

None of our executive officers receives direct compensation from us. We do not currently have any employees and do not expect to have any employees in the foreseeable future. The services necessary for the operation of our business are provided to us by our officers and the other employees of our Adviser and Administrator, pursuant to the terms of the Advisory Agreement and Administration Agreement, respectively. Mr. Gladstone, our chairman and chief executive officer, Mr. Marcotte, our president, and Mr. Brubaker, our vice chairman, chief operating officer and assistant secretary, are all employees of and compensated directly by our Adviser. Ms. Schaltenbrand, our chief financial officer and treasurer, is an employee of our Administrator.

During the fiscal year ended September 30, 2024, we incurred total fees of approximately $21.8 million to our Adviser under the Advisory Agreement and $2.0 million to our Administrator under the Administration Agreement. For a discussion of the terms of our Advisory Agreement and Administration Agreement, see “Certain Transactions” below.

DIRECTOR COMPENSATION

The following table shows for the fiscal year ended September 30, 2024 certain information with respect to the compensation of all directors that are not also executive officers. Our officers do not receive any compensation for their service as directors:

Name	Aggregate Compensation from Fund	Total Compensation from Fund and Fund Complex Paid to Directors(1)
Paul W. Adelgren(2)	$38,000	$152,000
Michela A. English	$37,000	$148,000
Katharine C. Gorka	$2,708	$44,832
John H. Outland	$52,000	$200,000
Anthony W. Parker	$48,500	$186,000
Walter H. Wilkinson, Jr.	$44,000	$162,000

(1)

Includes compensation the director received from Gladstone Investment Corporation, as part of our Fund Complex. Gladstone Alternative Income Fund is also part of our Fund Complex but did not pay any compensation during the year ended September 30, 2024. Also includes compensation the director received from Gladstone Commercial Corporation, our affiliate and a real estate investment trust, and Gladstone Land Corporation, our affiliate and a real estate investment trust, although not part of our Fund Complex.

(2)	Mr. Adelgren resigned as a director of the Company, effective December 15, 2024.

For our fiscal year ended September 30, 2024, as compensation for serving on our Board, each of our independent directors received an annual fee of $25,000, an additional $1,000 for each Board meeting attended, and an additional $1,000 for each committee meeting attended if such committee meeting took place on a day other than when the full Board met. In addition, the chairperson of the Audit Committee received an annual fee of $7,500, the chairpersons of the Compensation and Valuation Committees received an annual fee of $3,000, and the chairperson of the Ethics Committee received an annual fee of $1,000 for their additional services in these capacities. We also reimburse our directors for their reasonable out-of-pocket expenses incurred in attending Board and committee meetings.

We do not pay any compensation to directors who also serve as our officers, or as officers or directors of our Adviser or our Administrator, in consideration for their service to us. Our Board may change the compensation of our independent directors in its discretion. None of our independent directors received any compensation from us during the fiscal year ended September 30, 2024, other than for Board or committee service and meeting fees.

Compensation Committee Report2

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis (“CD&A”) contained in this Proxy Statement. Based on this review and discussion, the Compensation Committee has recommended to our Board of Directors that the CD&A be included in this Proxy Statement and incorporated into our Annual Report on Form 10-K for the fiscal year ended September 30, 2024.

Submitted by the Compensation Committee

John H. Outland, Chairperson

Walter H. Wilkinson, Jr.

Paul W. Adelgren*

October 7, 2024

*	Mr. Adelgren resigned from the Board effective December 15, 2024.
[2]

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any of our filings under the 1933 Act or the 1934 Act, other than our Annual Report on Form 10-K, where it shall be deemed to be “furnished,” whether made before or after the date hereof and irrespective of any general incorporation language contained in such filing.

CERTAIN TRANSACTIONS

Advisory and Administration Agreements

Under the Advisory Agreement, our Adviser is responsible for our day-to-day operations and administration, record keeping and regulatory compliance functions. Specifically, these responsibilities included (i) identifying, evaluating, negotiating and consummating all investment transactions consistent with our investment objectives and criteria; (ii) providing us with all required records and regular reports to our Board concerning our Adviser’s efforts on our behalf; and (iii) maintaining compliance with all regulatory requirements applicable to us. The base management fee pursuant to the Advisory Agreement is assessed at an annual rate of 1.75% computed on the basis of the average value of our gross assets at the end of the two most recently completed quarters (inclusive of the current quarter), which are total assets, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings. The Advisory Agreement also provides for an incentive fee, which consists of two parts: an income-based incentive fee and a capital gains-based incentive fee. The income-based incentive fee rewards the Adviser if our quarterly net investment income (before giving effect to any incentive fee) exceeds 1.75% of our net assets, which we define as total assets less liabilities and before taking into account any incentive fees payable or contractually due but not payable during the period (the “hurdle rate”), at the end of the immediately preceding calendar quarter. We pay our Adviser an income-based incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

•	no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate;

•

100.0% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.1875% of our net assets, adjusted appropriately for any share issuances or repurchases during the period, in any calendar quarter; and

•

20.0% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.1875% of our net assets, adjusted appropriately for any share issuances or repurchases during the period, in any calendar quarter.

The second part of the incentive fee is a capital gains-based incentive fee that is determined and payable in arrears as of the end of each fiscal year (or upon termination of the Advisory Agreement, as of the termination date), and equals 20% of our realized capital gains as of the end of the fiscal year. In determining the capital gains-based incentive fee payable to our Adviser, we calculate the cumulative aggregate realized capital gains and cumulative aggregate realized capital losses since our inception, and the entire portfolio’s net unrealized capital depreciation, if any, as of the date of the calculation, as applicable, with respect to each of the investments in our portfolio.

Additionally, pursuant to the requirements of the 1940 Act, the Adviser makes available significant managerial assistance to our portfolio companies. The Adviser may also provide other services to our portfolio companies under certain agreements and may receive fees for services other than managerial assistance. Such services may include: (i) assistance obtaining, sourcing or structuring credit facilities, long term loans or additional equity from unaffiliated third parties; (ii) negotiating important contractual financial relationships; (iii) consulting services regarding restructuring of the portfolio company and financial modeling as it relates to raising additional debt and equity capital from unaffiliated third parties; and (iv) taking a primary role in interviewing, vetting and negotiating employment contracts with candidates in connection with adding and retaining key portfolio company management team members. The Adviser non-contractually, unconditionally, and irrevocably credits 100% of any fees for such services against the base management fee that we would otherwise be required to pay to the Adviser; however, pursuant to the terms of the Advisory Agreement, a small percentage of certain of such fees, totaling $8 thousand and $0, for each of the years ended September 30, 2024 and 2023, respectively, was retained by the Adviser in the form of reimbursement, at cost, for tasks completed by personnel of the Adviser primarily for the valuation of portfolio companies.

Under the Administration Agreement, we pay separately for administrative services including record keeping and regulatory compliance functions. Payments under the Administration Agreement are equal to our allocable portion of our Administrator’s overhead expenses in performing its obligations under the Administration Agreement, including rent for the space occupied by our Administrator, and our allocable portion of the salaries, bonuses, and benefits expenses of our chief financial officer, treasurer, chief valuation officer, chief compliance officer, general counsel and secretary and their respective staffs. Our allocable portion of the Administrator’s expenses are generally derived by multiplying our Administrator’s total expenses by the approximate amount of time the Administrator’s employees perform services for us in relation to their time spent performing services of all companies serviced by our Administrator under contractual agreements.

Our Adviser and Administrator are 100% indirectly owned and controlled by David Gladstone, the chairman of our Board and our chief executive officer. Mr. Gladstone is also the chairman of the board of directors and chief executive officer of our Adviser. Ms. Novara, a member of our Board, is Head of Human Resources, Facilities & Office Management and IT of our Adviser. Although we believe that the terms of the Advisory Agreement and Administration Agreement are no less favorable to us than those that could be obtained from unaffiliated third parties in arms’ length transactions, our Adviser and Administrator, their officers and their directors have a material interest in the terms of these agreements.

The principal executive office of each of the Adviser and the Administrator is located at 1521 Westbranch Drive, Suite 100, McLean, Virginia 22102.

Loan Servicing Fee

The Adviser also services the loans held by Gladstone Business Loan, LLC (“Business Loan”), the borrower under our line of credit, in return for which the Adviser receives a 1.5% annual fee payable monthly based on the aggregate outstanding balance of loans pledged under our line of credit. Since Business Loan is a consolidated subsidiary of ours, and the total base management fee paid to the Adviser pursuant to the Advisory Agreement cannot exceed 1.75% of total assets (including investments made with proceeds of borrowings, less any uninvested cash and cash equivalents resulting from borrowings) during any given calendar year, we treat payment of the loan servicing fee pursuant to our line of credit as a pre-payment of a portion of the base management fee under the Advisory Agreement. Accordingly, these loan servicing fees are 100% voluntarily, irrevocably and unconditionally credited back to us by the Adviser. Loan servicing fees of approximately $8.9 million were incurred for the fiscal year ended September 30, 2024, all of which were directly credited against the amount of the base management fee due to our Adviser under the Advisory Agreement.

Investment Banking Services

Gladstone Securities, an affiliated broker dealer which is 100% indirectly owned and controlled by Mr. Gladstone, provides investment banking services to most of our portfolio companies for which it receives a fee (paid by such portfolio companies) in an amount not greater than 1% of each investment at closing. Messrs. Gladstone, LiCalsi and Dellafiora serve on the board of managers of Gladstone Securities and certain of the employees of the Adviser, who are also registered representatives of Gladstone Securities, perform the investment banking services on behalf of Gladstone Securities. Such investment banking fees are outside of the scope of the Advisory Agreement and the Administration Agreement. Therefore, they are not credited back to the Company and are entirely retained by Gladstone Securities.

Conflict of Interest Policy

We have adopted written policies to reduce potential conflicts of interest. In addition, our directors are subject to certain provisions of Maryland law (as we are a Maryland corporation) that are designed to minimize conflicts. Under our current conflict of interest policy, without the approval of a “required majority,” as defined under the 1940 Act, which means both a majority of directors who have no financial interest in the transaction and a majority of directors who are not interested persons of ours, we will not:

•	acquire from or sell to any of our officers, directors or employees, or any entity in which any of our officers, directors or employees has an interest of more than 5%, any assets or other property;

•	borrow from any of our directors, officers or employees, or any entity in which any of our officers, directors or employees has an interest of more than 5%; or

•

engage in any other transaction with any of our directors, officers or employees, or any entity in which any of our directors, officers or employees has an interest of more than 5% (except that our Adviser may lease office space in a building that we own, provided that the rental rate under the lease is determined by our independent directors to be at a fair market rate).

Where allowed by applicable rules and regulations, from time to time we may enter into transactions with our Adviser or one or more of its affiliates. A required majority of our directors, as defined under the 1940 Act, must approve all such transactions with our Adviser or its affiliates.

Indemnification

In our charter and bylaws, we have agreed to indemnify certain officers and directors by providing, among other things, that we will indemnify such officer or director, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements he or she may be required to pay in actions or proceedings which he or she is or may be made a party by reason of his or her position as our director, officer or other agent, to the fullest extent permitted under Maryland law and our bylaws. Notwithstanding the foregoing, the indemnification provisions shall not protect any officer or director from liability to us or our stockholders as a result of any action that would constitute willful misfeasance, bad faith or gross negligence in the performance of such officer’s or director’s duties, or reckless disregard of his or her obligations and duties.

Each of the Advisory Agreement and Administration Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of the reckless disregard of their duties and obligations (as the same may be determined in accordance with the 1940 Act and any interpretations or guidance by the SEC or its staff thereunder), our Adviser, our Administrator and their respective officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with them are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of our Adviser’s or Administrator’s services under the Advisory Agreement or Administration Agreement, respectively, or otherwise as an investment adviser of ours.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for annual meeting materials with respect to two or more stockholders sharing the same address by delivering a single set of annual meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are Gladstone Capital Corporation stockholders will be “householding” our proxy materials. A single set of annual meeting materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of annual meeting materials, please notify your broker. Stockholders who currently receive multiple copies of the annual meeting materials at their addresses and would like to request “householding” of their communications should contact their brokers. Stockholders of record can direct their written request for “householding” or to receive separate proxy materials to Investor Relations at 1521 Westbranch Drive, Suite 100, McLean, Virginia 22102 or call our toll-free investor relations line at (866) 366-5745.

OTHER MATTERS

Our Board of Directors knows of no other matters that will be presented for consideration at the annual meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

Michael LiCalsi
General Counsel and Secretary

December 20, 2024

   GLADSTONE CAPITAL CORPORATION

   1521 WESTBRANCH DRIVE, SUITE 100

   MCLEAN, VA 22102

Proxy Card For Common Stockholders

VOTE BY INTERNET

Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/

GLAD2025

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V60088-P20050	KEEP THIS PORTION FOR YOUR RECORDS

__ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

GLADSTONE CAPITAL CORPORATION	For All	Withhold All	For All Except

The Board of Directors recommends you vote FOR the following:	☐	☐	☐
1. Election of Directors
Nominees:
01)David Gladstone
02)John H. Outland

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

The Board of Directors recommends you vote FOR the following proposal:	For	Against	Abstain

2. To ratify our Audit Committee’s selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending September 30, 2025.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

__ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __

V60089-P20050

GLADSTONE CAPITAL CORPORATION

Annual Meeting of Stockholders

February 6, 2025 - 11:00 a.m. Eastern Time

This proxy is solicited by the Board of Directors

PROXY FOR COMMON SHARES

The undersigned hereby appoints Nicole Schaltenbrand and Michael LiCalsi, and each of them acting individually, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of Gladstone Capital Corporation which the undersigned may be entitled to vote at the 2025 Annual Meeting of Stockholders of Gladstone Capital Corporation to be held virtually at www.virtualshareholdermeeting.com/GLAD2025, on Thursday, February 6, 2025 at 11:00 a.m. Eastern Time, and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

Unless a contrary direction is indicated, this proxy will be voted in favor of each of the nominees listed in Proposal 1 and in favor of Proposal 2, as more specifically described in the proxy statement. If specific instructions are indicated, this proxy will be voted in accordance therewith.

Continued and to be signed on reverse side

   GLADSTONE CAPITAL CORPORATION

   1521 WESTBRANCH DRIVE, SUITE 100

   MCLEAN, VA 22102

Proxy Card For Preferred Stockholders

VOTE BY INTERNET

Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/

GLAD2025

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V60090-P20050	KEEP THIS PORTION FOR YOUR RECORDS

__ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

GLADSTONE CAPITAL CORPORATION	For All	Withhold All	For All Except

The Board of Directors recommends you vote FOR the following:	☐	☐	☐
1. Election of Directors
Nominees:
01)David Gladstone
02)John H. Outland

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

The Board of Directors recommends you vote FOR the following proposal:	For	Against	Abstain

2. To ratify our Audit Committee’s selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending September 30, 2025.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

__ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __

V60091-P20050

GLADSTONE CAPITAL CORPORATION

Annual Meeting of Stockholders

February 6, 2025 - 11:00 a.m. Eastern Time

This proxy is solicited by the Board of Directors

PROXY FOR PREFERRED SHARES

The undersigned hereby appoints Nicole Schaltenbrand and Michael LiCalsi, and each of them acting individually, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of Gladstone Capital Corporation which the undersigned may be entitled to vote at the 2025 Annual Meeting of Stockholders of Gladstone Capital Corporation to be held virtually at www.virtualshareholdermeeting.com/GLAD2025, on Thursday, February 6, 2025 at 11:00 a.m. Eastern Time, and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

Unless a contrary direction is indicated, this proxy will be voted in favor of each of the nominees listed in Proposal 1 and in favor of Proposal 2, as more specifically described in the proxy statement. If specific instructions are indicated, this proxy will be voted in accordance therewith.

Continued and to be signed on reverse side